EXHIBIT 99

                      RENET FINANCIAL CORP.
                          BALANCE SHEET
                          June 30, 1996

 ASSETS

  Current Assets
     Cash                           $    56,168.95
     Due to/from Parent Company        (196,000.00)
     Franchise Receivables - Net        925,847.29
     Secured Fundings                 2,398,837.27
     Other Receivables                   44,450.00
     Notes Receivable                    11,199.00
     Prepaid Expenses                    19,696.97
     Prepaid Postage - Corporate            228.16
                                    _______________
  Total Current Assets                              $3,260,427.64

  Plant and Equipment
     Computer Equipment                 127,145.05
     Furniture and Fixtures             341,559.94
     Computer Software                   46,895.82
     Accumulated Depreciation          (402,009.46)

  Net Plant and Equipment                            $ 113,591.35

  Other Assets
     Goodwill                           101,807.00
     Deposits                             3,678.34

  Total Other Assets                                 $ 105,485.34
                                                    _____________
 TOTAL ASSETS                                       $3,479,504.33
                                                    =============






                      RENET FINANCIAL CORP
                          BALANCE SHEET
                          June 30, 1996


 LIABILITIES AND EQUITY

   LIABILITIES
    Current Liabilities
      Bank Credit Line              $  250,000.00
      Contracts Payable                 17,535.14
      Settlements,Payable               16,145.39
      Outstanding on Warehouse Line  2,398,837.27
      Accounts Payable - Trade         347,164.93
      Accrued Expenses                 251,318.75
      Accrued Vacation                   2,669.35
      Dividends Payable                 29,436.58
      Accrued Salaries & Wages          45,664.17
      Customer Deposits                  9,657.39
                                     ______________
    Total Current Liabilities                       3,368,428.97

    Long Term Liabilities
      Note Payable                      34,229.74
      Contracts Payable                 13,5O6.17

                                     ______________
    Total Long Term Liabilities                       47,735.91
                                                  _____________

TOTAL LIABILITIES                                 $3,416,164.88

   STOCKHOLDERS' EQUITY
      Preferred Stock                  741,849.00
      Common Stock                     534,972.50
      Dividends Paid                  (159,690.99)
      Retained earnings             (1,053,791.06)
                                     _______________

   TOTAL STOCKHOLDERS' EQUITY                      $   63,339.45
                                                   _____________
TOTAL LIABILITIES AND EQUITY                       $3,479,504.33
                                                   =============



                      RENET FINANCIAL CORP.
                       STATEMENT OF INCOME
                          June 30, 1996


                                          Fourth
                                          Quarter
                                        ______________
REVENUES

Franchise Origination Fee
  Origination Fees Franchise            $  66,982.32
                                        _______________
                                           66,982.32
In House Origination Fees
 Origination Fees-Conv.                   176,384.06
 Gain on Sale-Funding                     133,695.63
 Funding Fees                              45,345.00
 Appraisal Review Fees                         75.00
 Origination Fees-FHA/V                   105,394.35
 Escrow Fees                                  (60.00)
 Document Fees                             18,825.00
                                        _______________
  Total In House Fees                     479,659.04

Franchise Services
  Franchise Sales                          16,800.00
  Processing/Admin. Fees                   32,430.00
  Other Fees                               31,415.35
  Funding Division Inc.                    18,212.09
                                        _______________

   Total Franchise Services                98,857.44

Less Franchise Commission
  Franchise Commissions                   (54,959.52)
                                        _______________
                                          (54,959.52)
                                        _______________
    Net Revenue                           590,539.28

Operating Expenses
  Advertising                               1,471.44
  Loan Officer Commissions                261,084.04
  Marketing Overrides                       1,602.50
  Quality Control                              10.00
  Escrow Fees                                 476.41
  Warehousing Fees -Funding                 7,500.00
  Sales Expense- entertainment                200.77
  Marketing                                 4,346.64
  Salaries                                189,902.72
  Auto Expenses                               731.21
  Appraisal/Credit Expense                 13,620.93
  Flood Certs.                              3,233.00
  Refunds to Borrowers                      4,395.17
  Training Center Costs                       300.00
  Travel                                    1,348.36
  Courier Services                         13,169.49
  Title Fees - Anaheim                        160.00
  Title Fees - Lancaster                      163.00
  Document Service                          6,894.00
  Officers Salaries                        41,218.65
  Office Rent / Storage                    26,037.23
  Legal                                     2,366.22
  Accounting                                6,375.00
  Insurance - General                       9,004.61
  Auto Allowance                            1,500.00
  Office Expense                            9,541.41
  Bank Charges                              2,456.25
  Office Supplies                           6,089.47
  Postage                                   2,853.60
  Equipment Lease / Rental                    438.22
  Dues & Subscription                       1,799.89
  Computer/Copier Maint.                      937.18
  Outside Services                         10,908.16
  Employee Benefits                        10,927.57
  Depreciation                             27,249.90
  Amortization of Goodwill                  2,994.00
  Late fees - Orange                          183.64
  Late fees - Bakersfield                       5.65
  Late fees - Riverside                       128.35
  Late fees - Funding                         476.46
  Late fees - Corporate                       804.67
  Bad debts                                23,000.00
  Property Taxes                               22.64
  Taxes & Licenses                          3,082.15
  Payroll Taxes                            19,148.30
  Printing                                  1,662.69
  Telephone Exp.                           20,018.56
  Utilities                                 4,122.15
                                        _____________
   Total Operating Expense                738,962.30

Other Income/Expense

   Interest Income                         36,714.42
   Interest Expense                       (48,811.62)
                                        _____________
    Total Other                           (12,097.20)

                  RENET FINANCIAL CORPORATION
                 STATEMENT OF INCOME (Continued)
                          June 30, 1996


                                          Fourth
                                          Quarter
                                        ____________
Income Before Taxes                     (160,520.22)
Net Income or Loss                      (160,520.22)
                                        ____________
Retained Earnings-End                   (160,520.22)
                                        ============

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